UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 25, 2025
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(Exact name of registrant as specified in its charter)
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California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive	Chico,	California	95973
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 25, 2025, John S. Fleshood, Executive Vice President & Chief Operating Officer of TriCo Bancshares and Tri Counties Bank (collectively, the Company”), notified the Company of his intention to voluntarily retire from the position of Executive Vice President & Chief Operating Officer in December 2025.

Joining the Company in 2016, Mr. Fleshood played a significant role in the Company’s expansion as well as building out the Company’s risk and information technology functions.
Referring to Mr. Fleshood’s retirement, Richard P. Smith, President & CEO commented, "John has been a great asset to Tri Counties, his steady, humble, and reliable leadership has benefited the lives of our employees and customers on a daily basis. On behalf of the Board of Directors and everyone at Tri Counties, I thank John for his contributions and dedication to the Company and its shareholders during his years of service and wish him well.”

Mr. Fleshood stated, "I am honored to have worked alongside Rick, the Board of Directors, the Company's Executive Management Team members, and my team members to help grow this organization," said Mr. Fleshood. "I am grateful to have had the opportunity to work with many talented professionals at Tri Counties. I wish everyone continued success.”

Mr. Fleshood’s decision to retire was not the result of any disagreement relating to the Company’s financial condition, financial reporting practices or any disagreement with the Company. The Company is working with Mr. Fleshood in developing a plan to transition his role and responsibilities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: February 28, 2025	/s/ Peter G. Wiese
Peter G. Wiese, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)